UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor, Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (which we may refer to as “we,” “us,” “our” or the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)

Change in Control and Severance Plan for Senior Management

On March 24, 2015, the Compensation Committee of our Board of Directors approved a Change in Control and Severance Plan for Senior Management (the “Plan”). Each of the Company’s executive officers (the “Covered Employees”) will participate in the Plan, other than those executive officers from time to time who may be party to an employment agreement with the Company that provides for severance pay. Participants in the Plan will not be eligible to participate in any other severance plan sponsored by the Company. Our CEO is designated as a “Tier I” participant, and all of our other current executive officers are presently designated as “Tier II” participants under the Plan, as we describe in greater detail below.

Severance Benefits

The Plan provides the Covered Employee with the following severance payments and benefits upon a termination of employment either (1) by the Company other than for “Cause” and other than for “Poor Performance” or (2) by the Covered Employee for “Good Reason” (each such capitalized term as defined in the Plan) (a “Qualifying Termination”):

•	a lump-sum cash payment equal to (a) 2.0 for the Tier I participant (the CEO only), 1.5 for Tier II participants (which includes any executive officer other than the CEO who is designated by the Compensation Committee as a Tier II participant) or 1.0 for Tier III participants (which includes any executive officer other than the CEO who is designated by the Compensation Committee as a Tier III participant), multiplied by (b) the sum of (1) the Covered Employee’s annual base salary plus (2) his or her target annual cash bonus award;

•	payment of a pro-rated portion of the Covered Employee’s annual cash bonus award for the year of termination (with the bonus calculated based on actual performance for our executive officers);

•	payment of any unpaid annual bonus in respect of a prior fiscal year (or performance period already completed) that ended on or before the date of termination (without any requirement to remain employed through the payment date to earn such bonus);

•	continued health-care coverage for up to 18 months post-termination, with the Covered Employee paying active employee premium rates;

•	outplacement assistance for up to 12 months post-termination; and

•	vesting of equity awards as follows (unless the underlying equity award agreement provides for more favorable vesting, in which case such agreement shall control):

•	If the Qualifying Termination occurs at any time outside of the Change in Control Protection Period (as defined below), accelerated vesting of a pro-rated portion of all outstanding and unvested equity awards based on the number of days employed from the grant date through the date of termination plus an additional number of days corresponding to the Covered Employee’s severance multiple (24 months for the Tier I participant, 18 months for Tier II participants or 12 months for Tier III participants), subject, in some circumstances, to deferred equity delivery requirements as set forth in the Plan; or

•	If the Qualifying Termination occurs upon, within 120 days prior to or within two years following, a Change in Control (as defined in the Plan) (the “Change in Control Protection Period”), immediate and fully accelerated vesting of all outstanding and unvested equity awards (or their as-assumed, -converted or -replaced awards as described below under “Treatment of Equity Awards Held by Non-Terminated Participants upon a Change in Control”) (and, if the award is subject to performance-based vesting conditions, the Compensation Committee will determine the number of shares subject to the award based on the projected achievement of the performance goals after taking into account actual achievement through the date of such Change in Control), with none of the equity underlying the to-be-vested awards subject to deferred delivery.

The Covered Employee’s receipt of severance payments and benefits under the Plan is conditioned upon his or her execution of an effective release of claims against the Company and compliance with restrictive conditions set forth in the Plan, including a condition prohibiting the solicitation of the Company’s customers and employees that remains in effect for a specified period following termination. This restricted period is 24 months for the Tier I participant, 18 months for the Tier II participants or 12 months for the Tier III participants, as such period may be reduced or eliminated (x) by the Compensation Committee or (y) if and to the extent required to comply with the laws of the jurisdiction in which the Covered Employee was primarily providing services to the Company immediately prior to such termination.

Treatment of Equity Awards Held by Non-Terminated Participants upon a Change in Control

The Plan provides that if the Covered Employee remains employed on the date on which a Change in Control occurs, then:

•	with respect to any outstanding time-vesting equity awards held by the Covered Employee:

•	if the Company’s successor does not assume, convert or replace such awards with publicly-traded equity securities (or their equivalent) having an equivalent value (and vesting schedule), the awards, to the extent unvested, will immediately vest in full; or

•	if the Company’s successor so assumes, converts or replaces such awards, the awards will remain subject to vesting in accordance with their terms (including the provisions described above regarding the treatment of such award upon a Qualifying Termination); and

•	with respect to any outstanding performance-vesting equity awards held by the Covered Employee, the Compensation Committee will determine the projected achievement of the performance goals upon such Change in Control after taking into account actual achievement through the date of such Change in Control, and such projected performance will be used to determine the number of options or shares subject to such award that will remain eligible to vest as provided below (such options or shares, the “Vesting Eligible Shares”) (any shares that do not remain eligible to vest based on the Compensation Committee’s determination of projected performance being automatically forfeited on the date of such Change in Control), and

•	if the Company’s successor does not assume, convert or replace the performance-based equity award of Vesting Eligible Shares, then each outstanding Vesting Eligible Share subject to such award will immediately vest in full; or

•	if the Company’s successor so assumes, converts or replaces the performance-based equity award of Vesting Eligible Shares, then each outstanding award will convert into a time-vesting equity award that will vest in full on the date that the award would otherwise have fully vested in accordance with its terms (subject to the provisions described above regarding the treatment of such award upon a Qualifying Termination).

The above summary of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this report as Exhibit 10.1 hereto and incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

10.1	CBRE Group, Inc. Change in Control and Severance Plan for Senior Management

10.2	Form of Designation Letter for the CBRE Group, Inc. Change in Control and Severance Plan for Senior Management (included in Exhibit 10.1 of this Form 8-K)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2015		CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Deputy Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	CBRE Group, Inc. Change in Control and Severance Plan for Senior Management

10.2	Form of Designation Letter for the CBRE Group, Inc. Change in Control and Severance Plan for Senior Management (included in Exhibit 10.1 of this Form 8-K)